WATAIRE INTERNATIONAL, INC.



FORM DEF 14A
(Proxy Statement-Notice of Shareholders Meeting
(preliminary))


Filed  06/18/10 for the Period Ending 06/18/10





     Address		3rd Floor, 21900 Burbank Blvd.
			Woodland Hills, CA 91367
     Telephone		877-602-8985
     CIK		0001127007
     Symbol		WTAR
     SIC Code		4941 - Water Supply
     Industry		Misc. Capital Goods
     Sector		Capital Goods
     Fiscal Year	03/31









SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)

Filed by a Party other than the Registrant (  )

Check the appropriate box:



(   )  Preliminary Proxy Statement

(   ) Confidential, For Use of the Commission Only  (As
      Permitted by Rule 14a-6(e)(2))

( X )  Definitive Proxy Statement

(   )  Definitive Additional Materials

(   )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
       14a-12


WATAIRE INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

( X )  No fee required

(   ) Fee computed on table below per Exchange Act Rules 14a-
      6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
        (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

(   ) Fee paid previously with preliminary materials.

(   ) Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:






WATAIRE INTERNATIONAL, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 27, 2010

Woodland Hills, California
June 24, 2010

	A Special Meeting of Stockholders (the "Special Meeting") of Wataire International, Inc., a Washington corporation (the "Company"), will be held at Suite 300, 1120 20th Street, NW, South Tower, Washington, DC 20036, on Tuesday, July 27, 2010, at 9:00 A.M. (local time) for the following purposes:

	1.To amend the Articles of Incorporation of the Company to increase the authorized number of shares of common stock from 100,000,000 shares, par value $.0001 per share, to 500,000,000 shares, par value $.0001 per share (Proposal No. 1); and

	2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

	The Board of Directors has fixed the close of business on Friday, June 18, 2010, as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Shares of common stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.


              By Order of the Board of Directors,
             Robert Rosner, Chairman and Chief Executive Officer



			1




IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY






			2






WATAIRE INTERNATIONAL, INC.
21900 Burbank Blvd, 3rd Floor
Woodland Hills, CA 91367

PROXY STATEMENT

GENERAL

	This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Wataire International, Inc., a Washington corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at Suite 300,1120 20th Street, NW, South Tower, Washington, DC 20036, on Tuesday, July 27, 2010, at 9:00 A.M. (local time), and any adjournment or postponement thereof.

	Only holders of record of the Company's common stock, par value $.0001 per share (the "common stock"), on Friday, June 18,
2010 (the "Record Date") will be entitled to vote at the Special
Meeting. At the close of business on the Record Date, the Company had outstanding 98,710,123 shares of common stock.

	Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Special Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Special Meeting and elects to vote in person.

	The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

	This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about June 24, 2010.

	Stockholders of the Company's common stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

	Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" Proposal No. 1 and Proposal No. 2 as described in this Proxy Statement, unless specified otherwise in the proxy, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Special Meeting (including any proposal to adjourn the Meeting).





			2





	Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows.

	As to Proposal No. 1, approval of the amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of common stock, par value $.0001 per share, from 100,000,000 to 500,000,000, requires for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock.

	Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Special Meeting.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE
ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our company since April 1, 2008, being the commencement of our last completed audited financial year; or

2. any associate or affiliate of any of the foregoing persons.



The shareholdings of our directors and officers are set forth below in the section entitled "Principal Stockholders."


PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of June 1, 2010, by (a) each person known by the Company to own beneficially more than 5% of the Company's common stock, (b) each director of the Company who beneficially owns common stock, and (c) all officers and directors of the Company as a group. Each named beneficial owner has sole voting and investment power with respect to the shares owned.

As of June 1, 2010, there were 98,710,123 shares of common stock outstanding.



			3




Name and Address of 		    Amount and Nature of    Percentage of
Beneficial Owner         Position   Beneficial Ownership   Common Stock (1)

Robert Rosner 		CEO, 	     41,498,328 shares (2)	34.95%
21550 Oxnard Street,    Secretary,
Suite 300               Director
Woodland Hills,
California 91367

Ecosafe Innotech 	Shareholder  13,400,000 shares (3)	13.57%
Inc.
7218 Progress Way
Unit No. 4
Delta, BC  Canada


All Directors and 		     41,498,328 shares		34.95%
Officers
as a group
(1 person)


(1) Based on 98,710,123 shares of common stock outstanding on June 1, 2010.

(2) In addition to 21,498,328 shares of common stock owned directly, Mr. Rosner holds debentures convertible into an aggregate of 12,500,000 shares and warrants expiring September 30, 2014 to purchase an aggregate of 7,500,000 shares of common stock at an exercise price of $.01 per share. The Company does not have a sufficient number of authorized but unissued shares of common stock to permit Mr. Rosner to convert the convertible debenture or exercise the warrants held by him.

(3) Voting and dispositive power over the shares held of record by Ecosafe Innotech Inc. (formerly, Wataire Ecosafe Technologies Inc., formerly Wataire Industries Inc.) is exercised by its board of directors. The control persons of Ecosafe Innotech Inc. are Nand Shankar-Director/President, -Max Weissengruber-Director, Ron Moodie-Director, -Mark Mizolek-Director.

Beneficial ownership of common stock has been determined for purposes of the above table in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days or acquires such securities with the purpose or effect of changing or influencing the control of the Company. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this proxy statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised.



			3




PROPOSAL NO. 1

APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
THE COMPANY'S COMMON STOCK, PAR VALUE $.0001 PER SHARE, FROM
100,000,000 TO 500,000,000

      The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Articles of Incorporation to provide for an increase of the number of shares of common stock that the Company is authorized to issue from 100,000,000 to 500,000,000.

September 2009 Convertible Debentures

      On September 14, 2009, the Company issued $304,534 aggregate principal amount of 5% Convertible Subordinated Debentures, due October 1, 2011 (the "Debentures"). At the effective date of filing an amendment to the Articles of Incorporation of the Company providing for an increase in the number of authorized shares of Common Stock to at least 500,000,000 shares, the unpaid principal amount of the Debentures, together with unpaid accrued interest thereon, will be automatically converted into such number of shares of Common Stock as is determined by dividing: (x) the sum of the unpaid principal and accrued interest by (y) the conversion price of $0.01 per share. The Debentures are subordinated to Senior Debt of the Company (as defined in the Debentures). $125,000 principal amount convertible subordinated debenture, due October 1, 2011, convertible into 12,500,000 shares of common stock, was issued to the Company's Chief Executive Officer in exchange for cancellation of debt in the amount of $125,000 owed by the Company to such officer. $179,534.00 principal amount of convertible subordinated debentures, due October 1, 2011, convertible into 17,953,400 shares of common stock were subscribed for by investors in the Company for $179,534.00.

The following table sets forth information with respect to gross and net proceeds and certain payments in connection with the 2009 convertible debentures and warrants.

Payments and Net Proceeds in Connection with 2009 Convertible
Debentures and Warrants


		Gross		Payments to		    Net Proceeds
		Proceeds	Placement     Payments to   to Company
Offering	of Offering	Agent	      Others	    from Offering

2009
Convertible
Note Financing	$304,534	$0.00	      $0.00	    $304,534

2009 Warrants	$   0.00	$0.00	      $0.00	    $   0.00




			4




The following table sets forth certain information with respect to conversion discounts and possible profits in connection with the 2009 convertible debentures and warrants. The Company has no other outstanding classes of derivative securities that are issued and are convertible at a potential discount from market.

Possible Conversion Discounts and Total Possible Profit That May be Received by Holders of 2009 Convertible Debentures and 2009
Warrants


				Total
				Possible
Market				Number of
Price per			Shares of
Share of			Common Stock
the Common			Underlying
Stock				Convertible
Underlying	Conversion	Notes		Combined
the		Price per	(Assuming no	Market Price
convertible	Share of	interest	of Total
Notes on 	Underlying	payments and	Number of
the Initial	Common		complete 	Shares
Date of		Stock as	conversion	Underlying
Sale 		of 		throughout	Convertible
(September	September	term of		Debs. and
14, 2009)	14, 2009 (1)	note) 		Wts (3)

Debs: $0.017	$0.01		30,453,400	$525,106.40

Wts:  $0.017	$0.01		 7,500,000	$127,500



						Combined
						Total
						Possible
						Profit
						to be
						Realized
						as a Result
Total Possible					of
Shares the Holders				Discounts on
of the Convertible		Total		the
Debs./Wts. may receive		Possible	Conversion
and Combined			Discount to	Price of
Conversion Price of		Market		Common Stock
Total Number of			Price as of	underlying
Shares of Common		the Date of	Convertible
Stock Underlying		Sale of the	Debs./Wts
the Convertible Debs.		Convertible	(2)(3)
and Wts.(3)			Debs.and Wts.

30,888,612/$30,886.12		$213,173.80	$(123,554.45)

7,500,000/$75,000		$ 52,500	$ (30,000)



(1) The holders of the Convertible Debentures are entitled to, at any time or from time to time, convert the outstanding principal of and unpaid interest on the Debentures into shares of Common Stock, at a conversion price for each share of Common Stock (the "Conversion Price") equal to $0.01.

(2) Based on the closing price for the Company's Common Stock on May 31, 2010, of $0.006, which is lower than the $0.01 Conversion Price of the Debentures and the exercise price of the Warrants. Accordingly the calculation of the combined total possible profits to be realized as a result of discounts on the conversion price of common stock underlying the convertible debentures and warrants as of May 31, 2010 are shown as negative numbers, since the conversion price of the debentures and exercise price of the warrants is higher than the May 31, 2010 market price.

(3) Interest payments calculated through May 31, 2010, and comprise $4,352.12, which at an interest conversion price of $.01 per share, represent the issuance of an additional 435,212 shares. Based on the total principal and accrued interest to May 31, 2010, all other conditions as outlined in note 1.


      As of June 1, 2010, with 100,000,000 shares of common stock authorized, we had 98,710,123 shares of common stock issued and outstanding; 7,500,000 shares of common stock are reserved for issuance upon the exercise of warrants; and 30,543,100 shares of common stock are reserved for issuance upon conversion of outstanding convertible Debentures.




			5




      Therefore, as of June 1, 2010, we have no shares of common stock available for other corporate purposes. There are currently no set plans or arrangements relating to the possible issuance of any additional shares of common stock proposed to be authorized. We are not party to any agreements or understandings regarding any acquisitions, nor are any acquisitions under negotiation.

      The Board of Directors recommends the proposed increase in the authorized number of shares of common stock to insure that a sufficient number of authorized and unissued shares is available
(i) to raise additional capital for the operations of the Company, (ii) to provide conversion shares for outstanding convertible debentures and warrants, as described above, and
(iii) to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Articles of Incorporation or by the laws of the State of Washington. Neither the presently authorized shares of common stock nor the additional shares of common stock that may be authorized pursuant to the proposed amendment carry preemptive rights.

      The additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders' ability to influence the election of directors or any other action taken by the holders of common stock.

 	If the amendment is approved, the Board of Directors will have the right, without further stockholder approval or action, to issue up to 500,000,000 shares of Common Stock. The ability of the Company to issue such shares of Common Stock may, under certain circumstances, make it more difficult for a third party to gain control of the Company (e.g., by means of a tender offer), prevent or substantially delay such a change of control, discourage bids for the Common Stock at a premium, or otherwise adversely affect the market price of the Common Stock.

      If Proposal No. 1 is approved by the Company's stockholders, the Board of Directors expects to file a Articles of Amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock as soon as practicable after the date of the Special Meeting. The Articles of Amendment would amend Article II of the Company's Articles of Incorporation to read as set forth in the text of the proposed Amendment to our Articles of Incorporation attached as Exhibit A to this Proxy Statement.





			6




RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1 TO
AMEND THE ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED
COMMON STOCK.







			7






WATAIRE INTERNATIONAL, INC.

FINANCIAL STATEMENTS

March 31, 2009 and 2008

and

Management's Discussion and Analysis of Financial Condition and
Results of Operations




			8






REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF WATAIRE INTERNATIONAL, INC.

We have audited the accompanying consolidated balance sheets of Wataire International, Inc. (a Developmental Stage Company) as of March 31, 2009 and 2008, and the related statement of operations, stockholders equity and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wataire International, Inc. (a Developmental Stage Company) as of March 31, 2009 and 2008, the results of its' operations and its' stockholders equity and cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company's viability is dependent upon its ability to obtain future financing and the success of its future operations. These factors raise substantial doubt as to the Company's ability to continue as a going concern. Management's plan in regard to these matters is described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Gruber & Company, LLC Saint Louis, Missouri
July 22, 2009



			9




WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
CONSOLIDATED BALANCE SHEETS
as at March 31, 2009 and 2008
(Stated in US Dollars)
(Audited)


						March 31	March 31
						  2009		  2008

Assets
 Current Assets
  Cash						       35	      -
  Accounts receivable				      - 	    2,800
  Prepaid expenses & retainer			    9,766	    2,280
  Advance on marketing agreeents		  250,000	  250,000
  Advance on inventory				      - 	  174,635
  Inventory				  	  250,456	  308,328
						---------	---------
Total Current Assets				  510,257	  738,043
  Capital assets, net				      308	      615
  Patents, Trademarks				   31,434	   20,746
  Acquisitions of intangibles			2,546,062	2,546,062
						---------	---------
Total Assets					3,088,061	3,305,466
						---------	---------

Liabilities
 Current Liabilities
  Accounts payable				  353,854	  219,719
  Bank indebtedness				      -     	    5,885
  Shareholder loan and interest			  106,589	  101,589
  Due to related parties			    1,280	    2,280
  Deferred reveneu				  189,067	  154,540
						---------	---------
Total Liabilities				  650,790	  484,013


Stockholders' Equity
  Capital stock
  Authorized:
   100,000,000 common shares with a par
   value of $0.0001
   20,000,000 preferred shares with a par
   value of $0.0001,
   redeemable at $0.005
  Issued and outstanding:
   87,110,123 common shares
   (March 31, 2008: 74,399,011)			   8,711	    7,440
   27,501 preferred shares
   (March 31, 2008: 27,501)			       3                3
   Additional paid-in capital  		      12,880,264       12,551,535
   Deficit accumulated during the
   development stage			     (10,451,707)      (9,737,525)
  					      ----------	---------
 Total Equity				       2,437,271	2,821,453
					      ----------	---------
Total Liabilities and Stockholders' Equity     3,088,061        3,305,466
					      ----------	---------



 The accompanying notes are an integral part of the financial  statements



			10




WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS
for the years ended March 31, 2009 and 2008 and for the period August 17, 2000 (Inception) to March 31, 2009
(Stated in US Dollars)
(Audited)

									August 17
									   2000
					     Year ended			(inception)
					      March 31			to March 31,
					 2009		2008	  	   2009


Sales					174,540		195,792		488,102
Cost of sales			       (149,724)       (139,871)       (376,292)


Gross margin			       	 24,816		 55,921		111,810
Other income				    -               - 		  9,500
					-------		-------		-------
					 24,816		 55,921		121,310

Expenses
 Advances written off			149,542 	    -		234,542
 Amortization				    307		 19,975		 70,743
 Bad debt written off			  2,800		    -		  2,800
 Consulting fees			119,005		 37,436		430,370
 Donated services			    -               - 		 11,250
 Foreign exchange (gain)/loss		 21,399		(49,118)	(42,356)
 General and administrative		 54,979		 81,438		236,435
 Incorporation costs			    -               -		  2,005
 Management fees			180,000		137,360		646,883
 Marketing and promotion		 30,692		 55,211		164,601
 Professional fees			 54,126		 81,482		363,855
 Research & Development			105,000		 97,143		202,143
 Rent					 11,341		 29,906		 49,009
 Settlement of accounts payable		    -               -		 (3,250)
 Stock-based compensation		    -         1,617,300	      8,010,050
 Travel					  9,807		 39,270		 70,246
 Website development costs		    -               -		  8,700
					-------		-------		-------
Total expenses			   	738,998	      2,147,403      10,458,026

Loss from continuing operations	       (714,182)     (2,091,482)    (10,336,716)
Loss from discontinued operations	    -               -	       (114,991)

Net loss for the period		       (714,182)     (2,091,482)    (10,451,707)

Basis and diluted los per share		  (0.01)	  (0.03)

Weighted average number of
 shares outstanding		     80,863,905	     70,725,144



 The accompanying notes are an integral part of the financial statements


			11



WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY) for the period August 17, 2000 (Inception) to March 31, 2009
(Stated in US Dollars)
(Audited)


  			  Shares					    Total
			  Subscrip		      Additional	    Stock-
	  Common          -tions    Preferred	      Paid-in	  Accum.    holders'
	  Shares  Amount Received   Shares    Amount  Capital     Deficit   Equity

Common
shares
issued	    200	      -			-	 -       10		        10

Shares
subscrip
-tion 			   150,280					    150,280

Net loss
for the
period							        (216,896)  (216,896)
---------------------------------------------------------------------
Bal,Sep
30, 2001    200      -    150,280	-	-	  10    (216,896)    (66,608)

Shares
subscrip
-tion	                   76,105					     76,105

Net loss
for the
year								(29,313)    (29,313)
----------------------------------------------------------------------
Bal,Sep
30, 2002    200       -    226,385	-	-	 10    (246,209)    (19,814)

Shares
subscrip
-tion                        5,000					     5,000

Common
shares
issued   80,160       8   (231,385)		    232,542	       	     1,165

Adj to
number
of shares
out-
standing
as a
result
of the
acqui-
sition
of Millen
-nium
Business
Gp. USA
Inc.    (80,160)     (8)                          (232,542)    232,560

Cimbix
Corp.   170,240      17                            232,543    (232,560)

Fair
value
of
shares
issued
in conn-
ection
with
the
acqui-
sition
of Millen
-nium
Business
Gp. USA
Inc.     80,360       8              2,501      1        (9)

Net
asset
deficiency
of legal
parent
at date
of reverse
take-over
transaction				              	       (20,167) (20,167)

Common
shares
issued   2,772        -                               13,810	         13,810

Common
shares
issued   1,000        -                                7,500             7,500

Donated
services                                               2,250             2,250

Net loss
for the
year							      (98,849) (98,849)
---------------------------------------------------------------------
Bal,Sep
30, 2003 254,372     25             2,501      1    256,094 (365,225) (109,105)



The accompanying notes are an integral part of the financial statements




			12



WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
for the period August 17, 2000 (Inception) to March 31, 2009
(Stated in US Dollars)
(Audited)
							           Total
			           	    Additional	           stock-
	    Common	   Preferred   	    Paid-in    Accum.      holders'
	    shares  Amount  shares   Amount Capital    Deficit     Equity

Bal,sep     254,372     25   2,501       1    256,094  (365,225)   (109,105)
30,2003
-----------------------------------------------------------------
Common
shares
issued        5,000	 1			49,999		     50,000

Common
shares
issued	    600,000	60			29,940		     30,000

Net loss
for the
year							(227,180)   (227,180)
-----------------------------------------------------------------
Bal,sep
30,2004	    859,372 	86   2,501       1     336,033	(592,405)   (256,285)

Common
shares
issued      160,000	16			   484			 500

Common
shares
issued   36,000,000   3,600			86,400		      90,000

Common
shares
issued    8,960,000     896			94,304		      95,200

Common
shares
issued    2,440,000     244		       121,756		     122,000

Common
shares
issued      250,000	25			11,225		      11,250

Disposal
of MBG					      (140,949)		    (140,949)

Net loss
for the
year							 (79,243)    (79,243)
----------------------------------------------------------------
Bal,Sep
30,2005 48,669,372    4,867  2,501      1      509,253  (671,648)   (157,527)

Common
shares
issued     336,000       34			15,086		       15,120

Common
shares
issued  10,000,000    1,000		       619,000		      620,000

Common
shares
issued     440,000       44		       109,956		      110,000

Common
shares
issued   1,000,000      100		       559,900		      560,000

Inventory
donated					         9,945		        9,945

Net loss
for the
year							 (297,661)   (297,661)
----------------------------------------------------------------
Bal,Sep
30,2006 60,445,372    6,045  2,501     1     1,823,140   (969,309)    859,877

Common
shares
issued     272,536       27  		       204,375		      204,402

Common
shares
issued  1,834,045       183                    880,157                880,340

Common
shares
issued  1,000,000       100                    409,900		      410,000

Common
shares
issued  4,800,000       480                    959,520                960,000

Stock-
based
compen-
sation					     8,010,050              8,010,050

Net loss
for the
year						       (8,430,656) (8,430,656)
----------------------------------------------------------------
Bal,Sep
30,2007 68,351,953    6,835  2,501     1    12,287,142 (9,399,965)  2,894,013

Common
shares
issued   2,058,823      205                    349,795                350,000

Common
shares
issued     588,235       60                     99,940                100,000

Common
shares
issued   4,400,000      440                    219,560                220,000

Cancel-
lation of
shares  (1,000,000)    (100)                  (409,900)              (410,000)

Preferred
shares
issued                       25,000    2         4,998                  5,000

Net loss
for the
period							 (337,560)   (337,560)
----------------------------------------------------------------
Bal,Mar
31,2008 74,399,011    7,440  27,501    3    12,551,535 (9,737,525)  2,821,453

Common
shares
issued   1,600,000      160                     79,840                 81,000

Common
shares
issued   1,111,112      111                     99,889                100,000

Common
shares
issued   1,000,000      100                     59,900                 60,000

Common
shares
issued   1,000,000      100                     49,900                 50,000

Common
shares
issued   8,000,000      800                     39,200                 40,000

Net loss
for the
year                                                     (714,182)   (714,182)
----------------------------------------------------------------
Bal,Mar
31,2009 87,110,123    8,711  27,501   3     12,880,264(10,451,707)   2,437,271



			13



WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
for the year ended March 31, 2009 and 2008 and for the period August 17, 2000 (Inception) to March 31, 2009
(Stated in US Dollars)
(Audited)


								 August 17
								  2000
					Year ended		(inception)
					   March 31		to March 31

 					2009	     2008	   2009
----------------------------------------------------------------
Operating Activities
 Loss from continuing operations      (714,182)    (2,091,322)	(10,451,707)
Adjustments to reconcile loss to
 cash used in operating activities:
  Amortization				   307         19,975        70,743
  Donated services			   -              -          11,250
  Website development costs w/o            -              -           8,700
  shares issued for service                -              -         122,070
  Advances w/o                         149,542            -         199,542
Change in non-cash woring capital item:
  Accounts receivable                    2,800          4,100           -
  Prepaid expenses and retainers        (7,486)        (6,418)       (9,766)
  Deferred reveneu			34,527        154,540       189,067
  Advance on marketing agreements          -              -        (250,000)
  Stock-based compensation                 -        1,617,300     8,010,050
  Advance on inventory                  25,093        123,734      (149,541)
  Inventory                             57,872       (305,403)     (246,361)
  Accounts payable                      32,546        140,062       353,854
-----------------------------------------------------------------
                                      (418,981)      (343,432)   (2,142,099)
-----------------------------------------------------------------
Investing Activities
  License payment advanced                -               -         (50,000)
  Capital assets                          -              (922)         (922)
  Advance to subsidiaries                 -               -        (115,091)
  Acquisition of intangibles-net       (10,688)    (1,023,886)   (1,467,624)
  Website development costs               -               -          (8,700)
  Proceeds from disposition of
    subsidiaries                          -               -             100
-----------------------------------------------------------------
				       (10,688)    (1,024,808)   (1,642,237)
-----------------------------------------------------------------
Financing Activities
  Bank indebtedness                     (5,885)         5,885           -
  Promissory notes payable                 -          (36,000)          -
  Shareholder loan & interest          106,589            -         106,589
  Due to related parties                (1,000)      (159,495)        1,280
  Shares issued for cash               180,000        985,341     1,792,102
  Shares issued fo intangibles             -           79,658       960,000
  Shares issued for Debt               150,000        409,313       559,313
  Shares issued for Promissory notes       -           69,247       365,087
-----------------------------------------------------------------
                                       429,704      1,353,949     3,784,371
-----------------------------------------------------------------
Increase/(Decrease) in Cash                 35        (14,291)           35

Cash, beginning                            -           14,291           -

Cash, ending                                35            -              35



The accompanying notes are an integral part of the financial statements


			14



WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2009
(Stated in US Dollars)
(Audited)

Note 1.  General Organization And Business

The Company was incorporated on August 17, 2000 in the State of Washington, USA and the Company's common shares are publicly traded on the OTC
Bulletin Board. On September 26, 2006, the Company approved a name change from Cimbix Corporation to Wataire International, Inc.

The Company markets and distributes atmospheric water generator machines. It also owns all of the intellectual property relating to a water treatment process and devices for water-from-air machines. Management plans to further evaluate, develop and manage the commercialization, sub-license and/or commercial sale of these products.

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. At March 31, 2009, the Company had not yet achieved profitable operations, has accumulated losses of $10,451,707 since its inception and expects to incur further losses in the development of its business, all of which cast substantial doubt about the Company's ability to continue as a going concern.

The Company's ability to continue as a going concern is dependent upon future profitable operations and/or the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has obtained additional funds by related party advances, however there is no assurance that this additional funding is adequate and further funding may be necessary.

Note 2.  Significant Accounting Policies

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are stated in US dollars. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgment. Actual results may differ from these estimates.

The financial statements have, in management's opinion, been properly prepared within the framework of the significant accounting policies summarized below :



			15




(a)  Development Stage Company

The Company is a development stage company as defined in the Statements of Financial Accounting Standards ("SFAS") No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception has been considered as part of the Company's development stage activities.

(b)  Consolidation

These consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Petsmo Inc. and Aqua
Technologies, Inc. All inter-company transactions and balances have been eliminated.

(c)  Financial Instruments

The carrying values of cash, accounts receivable, accounts payable, promissory notes payable and due to related parties approximate fair value because of the short-term nature of these instruments. Management is of the opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

(d)  Inventory

Inventory, which consists of finished goods, is valued at the lower of cost net realizable value using the first in first out (FIFO) method.

(e)  Website Development Costs

Under the provisions of Statement of Position No. 98-1 "Accounting for the Costs of Computer Software Development or Obtained for Internal Use," the Company previously capitalized costs of design, configuration, coding, installation and testing of the Company's website up to its initial implementation. Costs are amortized to expense over an estimated useful life of three years using the straight-line method. Ongoing website post-implementation cost of operations, including training and application, are expensed as incurred. The Company evaluates the recoverability of website development costs in accordance with Financial Accounting Standards No. 121 " Accounting of the Impairment of Long Lived Assets."

(f)  Intangible Assets and Amortization

The Company has adopted SFAS No. 142 "Goodwill and Other Intangible Assets", which requires that goodwill not be amortized, but that goodwill and other intangible assets be tested annually for impairment. Intangible assets with a finite life will be amortized over the estimated useful life of the asset. The Company's operational policy for the assessment and measurement of any impairment in the intangible assets, which primarily relates to contract-based intangibles such as license agreements and extensions, is to evaluate annually, the recoverability and remaining life of its intangible assets to determine the fair value of these assets.

(g)  Revenue Recognition

The Company receives revenues from the sale of water generator machines. The Company recognizes revenues when persuasive evidence of an arrangement exists, the product is delivered and collection is reasonably assured.
A one-year warranty is provided by the Company on all its products.





			16



(h)  Income Taxes

The Company follows SFAS No. 109, "Accounting for Income Taxes" which requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled.

(i)  Basic and Diluted Loss Per Share

The Company computes net loss per share in accordance with SFAS No. 128. "Earnings Per Share". SFAS 128 requires presentation of both basic and diluted earnings per share("ESP") on the face of the income statement. Basic loss per share is computed by dividing the net loss available to common shareholders by the weighted average number of common shares outstanding during the year. Diluted EPS gives effect to all dilative potential common shares outstanding during the year including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing diluted EPS, the average stock price for the year is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilative potential common shares if their effect is anti dilative.

(j)  Stock-based Compensation

In December 2004, the Financial Accounting Standards Board issued FAS 123R "Share-Based Payment", a revision to FAS 123. FAS 123R replaces existing requirements under FAS 123 and APB 25, and requires public companies to recognize the cost of employee services received in exchange for equity instruments, based on the grant-date fair value of those instruments, with limited exceptions. FAS 123R also affects the pattern in which compensation cost is recognized, the accounting for employee share purchase plans, and the accounting for income tax effects of share-based payment transactions. For small business filers, FAS 123R is effective for interim or annual periods beginning after December 15, 2005. The Company adopted FAS 123R on October 1, 2006.

(k)  Foreign Currency Translation

The Company translates foreign currency transactions and balances to its reporting currency, United States dollars, in accordance with SFAS No. 52, "Foreign Currency Translation". Monetary assets and liabilities are translated into the functional currency at the exchange rate in effect at the end of the year. Non-monetary assets and liabilities are translated at the exchange rate prevailing when the assets were acquired or the liabilities assumed. Revenues and expenses are translated at the rate approximating the rate of exchange on the transaction date. All exchange gains and losses are included in the determinination of net income (loss) for the year.

(l)  Reclassifications

Certain items in the prior year financial statements have been reclassified for comparative purposes to conform to the presentation in the current period's presentation. These reclassifications have no effect to the previously reported income (loss).

(m)  Change in Reporting Year

The Company adopted March 31 as its fiscal year end from September 30 in 2008.




			17



(n)  Recently Issued Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 162, The Hierarchy of Generally Accepted Accounting Principles. SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles that are presented in conformity with generally accepted accounting principles in the United States. SFAS No. 162 is effective 60 days following the Securities and Exchange Commission approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. The Company does not believe SFAS No. 162 will have a material impact on its financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosure about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. SFAS No. 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under Statement No. 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.
The Company does not believe SFAS No. 161 will have a material impact on its financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations. SFAS No. 141(R) retains the fundamental requirements in SFAS No. 141, Business Combinations, that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS No. 141(R) requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in SFAS No. 141(R). In addition, SFAS No. 141(R) requires acquisition costs and restructuring costs that the acquirer expected but was not obligated to incur to be recognized separately from the business combination, therefore, expensed instead of part of the purchase price allocation. SFAS No. 141(R) will be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Early adoption is prohibited. The Company expects to adopt SFAS
No. 141(R) to any business combinations with an acquisition date on or after January 1, 2009. The Company does not believe SFAS No. 141(R) will have a material impact on its financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB No. 51. SFAS No. 160 changes the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption is prohibited. The Company does not believe SFAS No. 160 will have a material impact on its financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 permits an entity to irrevocably elect fair value on a contract-by-contract basis as the initial and subsequent measurement attribute for many financial assets and liabilities and certain other items including insurance contracts. Entities electing the fair value option would be required to recognize changes in fair value in earnings and to expense upfront cost and fees associated with the item for which the fair value option is elected. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157, Fair Value Measurements. The Company does not expect the adoption of SFAS No. 159 to have a material impact on its financial condition or results of operations.




			18




Note 3.  Related Party Transactions

During the year ended March 31, 2009, directors of the company charged the following expenses to the Company:


Management fees 	 $180,000

Loan interest 		   $5,000

Note 4.  Common Stock

For the Year Ended March 31, 2008

Share Subscriptions

The Company entered into a private placement agreement to issue
588,235 common stock at $0.17 per share for proceeds of $100,000 on December 5, 2007 to an accredited investor.

Share For Debt Settlements

On October 5, 2007, the Company approved the issuance of 2,058,823 units at $0.17 per unit to settle amounts due to a director of the Company and a shareholder of the Company totaling $350,000. Each unit contained one common share and one share purchase warrant exercisable at $0.17 per share on or before September 30, 2010.

On March 19, 2008 the Company approved the issuance of 4,400,000 units at $0.05 per unit to settle amounts due to a director of the Company totaling $220,000. Each unit contained one common share and one half share purchase warrant exercisable at $0.05 per share on or before March 18, 2011.

On March 19, 2008 the Company approved the issuance of 25,000 preferred shares at $0.20 per share to settle amounts due to a director of the Company totaling $5,000.

For the Year Ended March 31, 2009

Share Subscriptions

On April 8, 2008, the Company entered into an agreement to issued 1,600,000 units at $0.05 per unit with Darfield Financial Corp. for an aggregate amount of $80,000. Each unit consists of one common share and one half warrant exercisable at $0.05 per share on or before April 7, 2011.

On May 30, 2008 the Company entered into a private placement agreement to issued 1,111,112 common stock at $0.09 per share for proceeds of $100,000 to two accredited investors and to issued 555,556 common stock to each investor.

Share For Debt Settlements

On June 17, 2008, the Company approved the issuance of 1,000,000 units at $0.06 per share to settle amounts due to a director of the Company totaling $60,000. Each unit contain one common share and one share warrant exercisable at $0.06 per share on or before June 16, 2011.



			19




On July 8, 2008, the Company approved the issuance of 1,000,000 units at $0.05 per share to settle amounts due to a director of the Company totaling $50,000. Each unit contain one common share and one share warrant exercisable at $0.05 per share on or before July 7, 2011.

On January 9, 2009, the Company approved the issuance of 8,000,000 common shares at $0.005 per share to settle amounts due to a director of the Company totaling $40,000.

On February 26, 2009, the Company have signed agreement with existing warrant options holders to cancel all existing warrant options available to the Company.

Note 5.  Warrants

During February 2009, the Company received signed consent agreements with all existing warrant holders that cancel the entire balance of 7,058,823 outstanding warrants.

Note 6.  Stock Options and Stock Based Compensation

During 2006, the Company authorized a share option plan under which employees were granted options to purchase shares of authorized but unissued, common shares. During the years ended March 31, 2009 and 2008, all options issued in this plan were either forfeited as options went unexercised due to employee terminations or cancelled via signed consent agreements with all remaining option holders.

SFAS No. 123R also required the Company to change its classification, in the consolidated statement of cash flows, of any tax benefits realized upon the exercise of stock options in excess of that which is associated with the expense recognized for financial reporting purposes. No significant tax benefits were recognized for the periods ended
March 31, 2009 or 2008.

The Black-Scholes valuation model was utilized in estimating the calculated value, with the following weighted average assumptions:

					2009	2008

Expected Dividend Yield			0.00%	0.00%
Risk Free Interest Rate			3.00%	4.58%
Expected Volatility			150%	153%
Expected Option Life (in years average) 0.00	5.53

A summary of the status of the Company's share option plan for the periods ended as of March 31, 2009 and 2008, is as follows:

						Weighted Average
				Number of	    Exercise
				 Options	     Price

Outstanding March 31, 2007	    -			-
Granted				12,270,000	$	0.71
Forfeited/Cancelled		(7,075,000)		0.75
Exercised			    -			-
				-----------------------------
Outstanding March 31, 2008	 5,195,000	$	0.67
Granted				    -			-
Forfeited/Cancelled		(5,195,000)		-
Exercised			    -			-
				-----------------------------
Outstanding March 31, 2009	    -                   -

There was no compensation charge associated with stock options included in the statement of operations for the years ended March 31, 2009 and 2008.




			20




Note 7.  Contingencies

Agreement

On December 11, 2006 and December 12, 2006, the Company entered into two marketing agreements in which the Company would pay $1,000,000 and issue 1,000,000 common shares. During the year ended March 31, 2008, the Company paid $250,000 in respect to the cash portion of the agreements and had issued 1,000,000 common shares of the Company. The 1,000,000 shares issued were not released to the marketing company as it has not commenced its branding and marketing efforts and the contract has expired. The 1,000,000 shares have been returned back to treasury. The $250,000 is classified as an Advance on Marketing Agreements on the balance sheet. The Company is currently re-negotiating new terms on this agreement

Legal

On October 11, 2006, the Company was named as a co-defendant in a lawsuit whereby the plaintiffs were claiming general damages, with respect to funds totaling approximately $94,000 which were allegedly misappropriated, interest, costs and such further and other relief as the court may deem just. Management of the Company believed the claim was without merit and was unlikely to succeed. The Company filed a statement of defense denying the allegations and a counterclaim for defamation. The court ordered a severance of the action, and required the plaintiffs to prove their damages, before proceeding to trial on issues of liability. The lawsuit by the plaintiffs was dismissed on October 6, 2008.

Aquaduct International. LLC v. Wataire International, Inc. et. ai,
Los Angeles County Superior Court Case No. LC083752. This litigation was commenced on December 11, 2008 by the Company's former distributor over the alleged purchase of certain atmospheric water machines. On July 20, 2009, the Company answered the lawsuit and filed a cross-complaint against the plaintiff. Both parties are interested in resolving this dispute informally rather than proceeding further into litigation. To that end, mediation has been scheduled for August 20, 2009 in Los Angeles County with a private mediator. We cannot provide a reasonable evaluation of the likelihood of an unfavorable outcome at this time since no discovery has commenced on the Company's cross-complaint and only very basic discovery has been performed in connection with the complaint. No loss provision has been recorded as of March 31, 2009.

Note 8.  Inventory

At March 31, 2009 and 2008, inventories are comprised of finished water-from-air machines totaling $250,456, and $308,328, respectively.

Note 9.  Intangibles

On April 25, 2007, the Company entered into an agreement to acquire all of the intellectual property ("IP") relating to a water treatment process and related devices for water-from-air machines from Wataire Industries Inc., Canadian Dew Technologies Inc., Terrence Nylander and Roland Wahlgren. Mr. Nylander was at the time of signing the agreement and currently, the President of the Company. Consideration for the purchase of the IP was $476,190 (CAD $500,000), which was paid on March 31, 2007, the issuance of 4,800,000 shares of common stock of the Company, the agreement by the Company to pay a royalty equal to 5% of the gross profits from the sales of all apparatus or products relating to the IP for a period of 30 years from April 25, 2007 and a royalty equal to 5% of gross licensing revenues on the IP. This consideration is in addition to the 11,000,000 shares of common stock previously issued for the license rights as disclosed in the Company's annual September 30, 2006 audited consolidated financial statements. The IP acquisition was completed in July 2007.


The IP acquired by the Company includes all copyrights, patent rights, trade secret rights, trade names, trademark rights, process information, technical information, contract rights and obligations, designs, drawings, inventions and all other intellectual and industrial property rights of any sort related to or associated with the invention.



			21




The intangibles consist of patents and trademark applications of $31,434 and the costof the acquisition of IP Technology of $2,546,062 as described above.


Patents, Trademark applications             		 $31,435

4,800,000 shares issued to Wataire Ecosafe and
  Canadian Dew Technologies				$960,000
Cash consideration					 476,190
Remaining license rights including 11,000,000 shares
  issued to Wataire Ecosafe			       1,109,872
                                                     -----------
						    $  2,546,062


Note 10.  Deferred Revenue

As of March 31, 2009 and 2008, deferred revenue totaled $189,067 and $154,540, respectively, consisting of cash payments made by customers in advance of product shipment. Revenue will be recognized when finished goods are shipped to the customer.

Note 11.   Shareholder Loan

During the period ended March 31, 2008, the Company's CEO loaned the Company $100,000. This loan is payable on demand with interest accruing at 5% per annum. Accrued interest at March 31, 2009 and 2008, totaled $6,589 and $1,589, respectively, and is included in the loan balance.

Note 12.  Subsequent Events

Subsequent to March 31, 2009:

The Company approved the issuance of 4,000,000 common shares at $0.005 per share totaling $20,000 to an individual for indebtedness to the Company.

Effective June 12, 2009, the Company's Chief Financial Officer and Treasurer resigned and a new Director holding the same title was appointed.

On July 16, 2009, the Company approved consulting agreements with 3 individuals. The Company intends to pay for these services by issuing common shares to the consultants in lieu of consulting fees and registering these shares by filing an S-8 registration statement under the Securities Act of 1933. The total number of shares to be issued totals 6,900,000 common shares.

Note 13.  Income Taxes

The Company has losses for tax purposes totaling $10,451,707 which may be applied against future taxable income. These losses begin to expire in 2027. The potential taxbenefit arising from these losses has not been recorded in the consolidated financial statements. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current operations.


			22




Management's Discussion and Analysis of Financial Condition and
Results of Operations.

The following discussion of our financial condition and results of operations should be read in conjunction with the financial statements and notes thereto and the other financial information included elsewhere in this report. Certain statements contained in this report, including, without limitation, statements containing the words "believes," "anticipates," "expects" and words of similar import, constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties.
 Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including our ability to create, sustain, manage or forecast our growth; our ability to attract and retain key personnel; changes in our business strategy or development plans; competition; business disruptions; adverse publicity; and international, national and local general economic and market conditions.

Overview

Wataire is a Washington corporation incorporated on August 17, 2000. Wataire is currently in the development stage and has completed its acquisition of all of the intellectual property relating a water treatment process and devices for water-from-air machines. The agreements previously executed between the Company and Ecosafe have been terminated and cancelled and forms part of the current agreement. To this end, the Company's future results of operation will be highly dependent upon the success of its efforts to sell and market its products and technologies. The Company plans to sell its products to distributors and also through multiple indirect channels, such as resellers. The marketing and sales of these products are highly dependent

Results of Operations for the Years ended March 31, 2009

The audited operating results and cash flows are presented for the year ended March 31, 2009 and March 31, 2008 and for the period of inception to March 31, 2009.

Revenues. For the year ended March 31, 2009, we had total revenue of $174,540 compared to $195,792 for the year ended
March 31, 2008.

Operating Expenses. For the year ended March 31, 2009, we had total operating expenses of $714,182 as compared to $2,147,403 for the year ended March 31, 2008. The decrease was predominately due to the stock based compensation of $1,617,300.

Management Fees. For the year ended March 31, 2009, we had management fees of $180,000 as compared to $137,360 for the year ended March 31, 2008, an increased of $42,640 in management fees.




			23





Professional Fees. For the year ended March 31, 2009, we had professional fees of $54,126 as compared to $81,482, a decrease of $27,356.

Net Loss. The net loss for the year ended March 31, 2009 was $714,182 as compared to $2,091,482 for the year ended
March 31, 2008, a decrease of $1,377,300. The decrease was generally due to the stock based compensation of $1,617,300.

Plan of Operation

We currently have minimal cash reserves and a significant
working capital deficit.   Accordingly, our ability to pursue
our plan of operations is contingent on our being able to obtain funding for the development, marketing and commercialization of our products and services.
Management plans, as soon as finances permit, to hire additional management and staff for its US-based operations especially in the areas of finance, sales, marketing, and investor/public relations. The Company may also choose to outsource some of its marketing requirements by utilizing a series of independent contractors based on the projected size of the market and the compensation necessary to retain qualified employees. The Company engaged a marketing firm to handle the Company's branding, marketing, advertising, media and public relations for the planned upcoming 2008 North American launch of its consumer product line of atmospheric water generators. The term of the engagement is for one year, and the Company has paid the marketing firm $250,000 and issued 1,000,000 shares of common stock that has been registered on Form S-8 for their services. The marketing agreements expired and the Company has not commenced its branding and marketing efforts and therefore the shares were not released by the

Company. The Company is currently re-negotiating the terms of its agreements with the marketing firm.

To achieve our new operational plan, we will need to raise substantial additional capital for our operations through licensing fees and product sales, sale of equity securities and/or debt financing. We have no cash to fund our operations at this time, so we plan to sell licenses and products, offer common stock in private placements as well as seeking debt financing during the next 12 months to raise up to $8,000,000.
 We believe the proceeds from such efforts will enable us to expand our operations, buy inventory and start our marketing campaign.



			24




Due to the "start up" nature of the Company's business, the Company expects to incur losses as the Company conducts its ongoing research, product and systems development programs. We will require additional funding to continue our operations, for marketing expenses, to pursue regulatory approvals for our products, for any possible acquisitions or new technologies, and we may require additional funding to establish manufacturing capabilities in the future. We may seek to access the public or private equity markets whenever conditions are favorable. We may also seek additional funding through strategic alliances or collaborate with others. We cannot assure you that adequate funding will be available on terms acceptable to us, if at all. Because we are presently in the early stages of development and promotional stages of our business, we can provide no assurance that we will be successful with our efforts to establish any revenue. In order to pursue our existing operational plan, we are dependent upon the continuing sales and financial support of creditors and stockholders until such time when we are successful in raising debt/equity capital to finance the operations and capital requirements of the Company or until such time that we can generate sufficient revenue from our various divisions.

Liquidity and Financial Resources

The Company remains in the development stage since inception.
 Operations were financed through proceeds from sales and the issuance of equity and loans from directors. The directors have also advanced funds into the Company to cover cash flow deficiencies . The advances have no stated repayment terms. These funds were used to pay inventory, services, legal and accounting expenses along with several other miscellaneous operational infrastructure costs.

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. At March 31, 2009, we have been unsuccessful in our efforts to raise additional capital to meet our plan of operations. Our cash position as of March 31, 2009 was $35. Since inception, we have recognized no significant revenue. We have accumulated operating losses of $10,451,707. At the present time, and over the next twelve months, our primary focus will be to develop our marketing plan, new initiatives and operational plan to establish sales and to explore various methods for raising additional funds.

Critical Accounting Policies

The Company's discussion and analysis of its financial condition and results of operations are based upon the Company's financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of the financial statements requires the Company to make estimates and judgments that affect the reported amount of assets, liabilities, and expenses, and related disclosures of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates, including those related to intangible assets, income taxes and contingencies and litigation. The Company bases its estimates on historical experience and on various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.




			25



NEW ACCOUNTING PRONOUNCEMENTS

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141, Business Combinations, and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets. They also issued Statement of Financial Accounting Standards No. 143, Accounting for Obligations Associated with the Retirement of Long-Lived Assets, and Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, in August and October 2001, respectively.

SFAS 141 requires all business combinations initiated after June 30, 2001 to be accounted for under the purchase method. SFAS 141 supersedes APB Opinion No. 16, Business Combinations, and Statement of Financial Accounting Standards No. 38, Accounting for Pre-acquisition Contingencies of Purchased Enterprises, and is effective for all business combinations initiated after June 30, 2001.

SFAS No. 142 addresses the financial accounting and reporting for acquired goodwill and other intangible assets. Under the new rules, the Company is no longer required to amortize goodwill and other intangible assets with indefinite lives, but will be subject to periodic testing for impairment. SFAS 142 supersedes APB Opinion No. 17, Intangible Assets. The Company's operational policy for the assessment and measurement of any impairment in the value of goodwill and intangible assets, which primarily relates to contract-based intangibles such as license agreements and extensions, is to evaluate annually, the recoverability and remaining life of its intangible assets to determine the fair value of these assets. The methodologies to be used to estimate fair value include the use of estimates and assumptions, including projected revenues, earnings and cash flows. If the fair value of any of these assets is determined to be less than its carrying value, the Company will reflect the impairment of any such asset over its appraised value.

SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The adoption of SFAS No. 143 is not expected to have a material impact on the Company's financial statements.

SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of (SFAS 121), and APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after



			26




December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. The Company records impairment losses on long lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the asset's carrying amount. In such cases, the amount of the impairment is determined on the relative values of the impaired assets.

Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, Financial Statements, addresses consolidation by business enterprises of variable interest entities. It is effective immediately for variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities acquired before February 1, 2003. The implementation of Interpretation No. 46 did not have a material effect on the Company's financial statements.

SFAS No. 149, Amendment of Statement 133 on Derivative
Instruments and Hedging Activities, amends and clarifies accounting for derivative instruments under SFAS No. 133. It is effective for contracts entered into after June 30, 2003. The impact of adoption of this statement is not expected to be significant.

SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liability and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The impact of adoption of this statement is not expected to be significant.



			27




In December 2004, the FASB issued SFAS 153, Exchanges of Non-monetary Assets, an amendment of APB No. 29, Accounting for Non-monetary Transactions. SFAS 153 requires exchanges of productive assets to be accounted for at fair value, rather than at carryover basis, unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable within reasonable limits or (2) the transactions lack commercial substance. SFAS 153 is effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not expect the adoption of this standard to have a material effect on its financial position, results of operations or cash flows.

In December 2004, the FASB issued Statement 123 (revised 2004) which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains services in share-based payment transactions. This Statement requires a public entity to measure the cost of services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award the requisite service period (usually the vesting period).


			28




WATAIRE INTERNATIONAL, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2009

(Stated in US Dollars)

and

Management's Discussion and Analysis of Financial Condition and
Results of Operations


WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
BALANCE SHEETS
as at December 31, 2009 and March 31, 2009
(Stated in US Dollars)

						Unaudited         Audited
						 Dec. 31,	 March 31,
						  2009		   2009

Assets
  Current Assets
   Cash               				  4,263               35
   Prepaid expenses & retainer                    1,405            9,766
   Advance on marketing agreements              250,000          250,000
   Inventory                                    250,456          250,456
					      __________________________
  Total Current Assets                          506,124          510,257
   Capital assets, net                               77              308
   Patents, Trademarks                           31,434           31,434
   Acquisitions of intangibles                2,546,062        2,546,062
					      __________________________
  Total Assets				      3,083,697        3,088,061
					      __________________________

Liabilities
  Current Liabilities
   Accounts payable                             477,777          353,854
   Shareholder loan and interest                     -           106,589
   Due to related parties                        47,293            1,280
   Deferred revenue                             160,924          189,067
					      __________________________
  Total Current Liabilities                     685,994          650,790

Long Term Liabilities
  Derivative liability		                197,158               -
  Convertible Debenture, net	                 30,372               -
					      __________________________
  Total Liabilities                             914,124          650,790
					      __________________________

Stockholders' Equity
  Preferred shares, $0.0001 par value,
  redeemable at $0.005
  Authorized 20,000,000 shares
  issued and outstanding, 27,501
  (March 31, 2009: 27,501)			      3		       3
  Common shares, $0.0001 par value:
  Authorized 100,000,000 shares
  Issued and outstanding: 98,710,123
  (March 31, 2009: 87,110,123)                    9,871            8,711
  Additional paid-in capital                 13,145,346       12,880,264
  Deferred Stock-Based Comp.                    (88,667)              -
  Deficit accumulated during the
  development stage 			    (10,896,980)     (10,451,707)
					     ___________________________
   Total Equity                               2,169,573        2,437,271
					     ___________________________
   Total Liabilities and
   Stockholders' Equity                       3,083,697        3,088,061
					     ___________________________






The accompanying notes are an integral part of the financial statements




			29






WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
STATEMENTS OF OPERATIONS
for the three months ended December 31, 2009 and 2008 and for the nine months ended December 31, 2009 and 2008 and for the period August 17, 2000 (Inception) to December 31, 2009
(Stated in US Dollars)
(Unaudited)

								     August 17
			 For the 3 months	For the 9 months	2000
    			     ended   		    ended  	    (Inception)
          		    December 31,           December 31,      to Dec. 31,
			  2009      2008       2009         2008        2009

Sales                       -      20,000         -       174,540       488,102
Cost of sales               -     (47,619)        -      (149,724)     (376,292)
			_______________________________________________________
Gross margin                -     (27,619)        -        24,816       111,810
Other income                -          -          -            -          9,500
			_______________________________________________________
     		            -     (27,619)        -        24,816       121,310
Expenses
  Advances written off      -          -          -            -        234,542
  Amortization              77         77        231          231        70,974
  Amortization of
  notes discount	28,505	       -      28,505           -         28,505
  Bad debt written off      -          -          -            -          2,800
  Consulting fees           -          -         600      119,005       430,970
  Donated services          -          -          -            -         11,250
  Foreign exchange
  (gain)/loss               -      13,055         -        19,083       (42,356)
  General and
  administrative        12,094      6,335     27,986       51,039       264,421
  Incorporation costs       -          -          -            -          2,005
  Management fees       45,000     45,000    135,000      135,000       781,883
  Marketing and
  promotion             19,500        726     32,500       30,239       197,101
  Professional fees     36,742     22,290     94,199       53,838       458,054
  Research & Development    -          -          -       105,000       202,143
  Rent                   9,375      3,734      9,375        9,466        58,384
  Settlement of
  accounts payable          -          -          -            -         (3,250)
  Stock-based
  compensation          94,242         -      94,242           -      8,104,292
  Travel                 4,444        956      6,012        7,590        76,258
  Website development
  cost                  12,263         -      20,263           -         28,963
			_______________________________________________________
Total Expenses         262,242     92,173    448,913      530,491    10,906,939
Loss from continuing
operations            (262,242)  (119,792)  (448,913)    (505,675)  (10,785,629)
Gain/(Loss) from
discontinued
operations               3,640         -       3,640           -       (114,991)
Net loss for the
period                (258,602)  (119,792)   (445,273)    (505,675) (10,896,980)


Basic and diluted
loss per share           (0.01)     (0.00)      (0.00)       (0.01)

Weighted average
number of shares
outstanding         98,710,123  79,066,645  95,060,668   78,177,517





The accompanying notes are an integral part of the financial statements







			30





WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
for the nine months ended December 31, 2009 and 2008 and for the period August 17, 2000 (Inception) to December 31, 2009
(Stated in US Dollars)
(Unaudited)

								August 17,
   				  For the 9 months ended    2000 (Inception)
             			       Dec. 31,		       to Dec. 31,
 				    2009	   2008		  2009

Operating Activities
 Loss from continuing operations  (445,273)      (505,675)     (10,896,980)
Adjustments to reconcile
loss to cash used
in operating activities :
  Amortization                         231            231           70,974
  Amortization of notes discounts   28,505             -            28,505
  Donated services                      -              -            11,250
  Website development
  costs written off                     -              -             8,700
  Shares issued for services            -              -           122,070
  Stock-based compensation         157,575             -         8,167,625
  Advances written off                  -              -           199,542
Change in non-cash working
capital items :
  Accounts receivable                   -              -                -
  Prepaid expenses and retainers     8,361         (9,368)          (1,405)
  Deferred revenue                 (28,143)        66,274          160,924
  Advance on marketing agreements       -              -          (250,000)
  Inventory                             -          57,872         (250,456)
  Accounts payable and accrued
  liabilities                      143,923         36,178        1,276,731
				 _________________________________________
Net cash used in operating
activities                        (134,821)      (354,488)      (1,352,520)
				 _________________________________________

Investing Activities
  License payment advanced              -              -           (50,000)
  Capital assets                        -              -              (922)
  Advanced to subsidiaries              -              -          (115,091)
  Acquisition of intangibles-net        -         (10,689)        (507,624)
  Website development costs             -              -            (8,700)
  Proceeds from disposition
  of subsibiaries                       -              -               100
				 _________________________________________
Net cash used in investing
activities                              -         (10,689)        (682,237)
				 _________________________________________

Financing Activities
  Bank indebtedness                     -          (5,885)              -
  Shareholder loan & interest       18,411        105,356          125,000
  Due to related parties            46,013         63,398           47,293
  Shares issued for cash                -         180,000        1,792,102
  Proceeds from
  Convertible debentures            74,625             -            74,625
  				 _________________________________________
Net cash provided by
financing activities               139,049        342,869        2,039,020
				 _________________________________________

Increase/(Decrease) in Cash          4,228            484            4,263

Cash, beginning                         35             -                -

Cash, ending                         4,263            484            4,263




			31



Supplemental Disclosure of
Cash Flow Information

  Cash paid during the
   period for interest			-	        -	        -
  Cash paid during the
   period for income taxes		-               -               -


Supplemental Disclosure of
Non-Cash Items:

  Shares issued for debt	   172,000         110,000         731,313
  Deferred stock-based
   compensation                    (88,667)             -          (88,667)
  Shares issued for
   Promissory Notes                     -               -          365,087
  Shares issued for intangibles         -               -          960,000
  Exchange of shareholder loan
   for Convertible Debt            125,000              -          125,000



The accompanying notes are an integral part of the financial statements





WATAIRE INTERNATIONAL, INC.
(Formerly Cimbix Corporation)
(A Development Stage Company)
Notes to the Consolidated Financial Statements
December 31, 2009
(Stated in US Dollars)

Note 1. General Organization and Business

The Company was incorporated on August 17, 2000 in the State of Washington, USA and the Company's common shares are publicly traded on the OTC Bulletin Board. On September
26, 2006, the Company approved a name change from Cimbix
Corporation to Wataire International, Inc.

The Company markets and distributes atmospheric water generator machines. It also owns all of the intellectual property relating to a water treatment process and devices for water-from-air machines. Management plans to further evaluate, develop and manage the commercialization, sub-license and/or commercial sale of these products.

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. At
December 31, 2009, the Company had not yet achieved profitable operations, has accumulated losses of $10,896,980 since its inception and expects to incur further losses in the development of its business, all of which cast substantial doubt about the Company's ability to continue as a going concern.

The Company's ability to continue as a going concern is dependent upon future profitable operations and/or the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has obtained additional funds by related party advances, however there is no assurance that this additional funding is adequate and further funding may be necessary.

Note 2. Significant Accounting Policies

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are stated in US dollars. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgment. Actual results may differ from these estimates.


			32



The financial statements have, in management's opinion, been properly prepared within the framework of the significant accounting policies summarized below:

(a)	Development Stage Company

The Company is a development stage company and has adopted
FASB ASC Topic 915, "Accounting and Reporting by
Development Stage Enterprises" (previously "SFAS 7"). The
Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception has been considered as part of the Company's development stage activities.

(b)	Consolidation

These financial statements will exclude the consolidation of its wholly owned subsidiaries, Petsmo Inc. and Aqua
Technologies, Inc. as these subsidiaries have been dissolved and the investments to be written off and contra with the amounts owing to the subsidiaries.

(c)	Financial Instruments

The carrying values of cash, accounts receivable, accounts
payable, promissory notes payable and due to related
parties approximate fair value because of the short-term
nature of these instruments. Management is of the opinion
that the Company is not exposed to significant interest,
6
currency or credit risks arising from these financial instruments.

(d)	Inventory

Inventory, which consists of finished goods, is valued at the lower of cost net realizable value using the first in first out (FIFO) method.

(e)	Website Development Costs

In July 2009, the Company adopted FASB ASC Topic 350,
"Accounting for the Costs of Computer Software Development or Obtained for Internal Use" (previously SOP 98-1). The
Company previously capitalized costs of design, configuration, coding, installation and testing of the Company's website up to its initial implementation. Costs are amortized to expense over an estimated useful life of three years using the straight-line method. Ongoing website post-implementation cost of operations, including training and application, are expensed as incurred.

(f)	Impairment of long-lived assets

In July 2009, the Company adopted FASB ASC Topic 360,
"Accounting for the Impairment or Disposal of Long-Lived
Assets" (previously "SFAS 144"). This topic addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with this topic. This topic requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.


			33




(g)	Revenue Recognition

The Company receives revenues from the sale of water generator machines. The Company recognizes revenues when persuasive evidence of an arrangement exists, the product is delivered and collection is reasonably assured. A one-year warranty is provided by the Company on all its products.

(h)	Income Taxes

In July 2009, the Company adopted FASB ASC 749 "Accounting for Income Taxes" (previously SFAS 109), which requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of SFAS
109, deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled.

(i)	Basic and Diluted Loss Per Share

Basic earnings per share is calculated using the weighted-average number of common shares outstanding during the period without consideration of the dilutive effect of stock warrants and convertible notes. Diluted earnings per share is calculated using the weighted-average number of common shares outstanding during the period after consideration of the dilutive effect of stock warrants, stock options and convertible notes.

(j)	Stock-based Compensation

In July 2009, the Company adopted FASB ASC Topic 718,
"Share-Based Payment" (previously "SFAS 123(R)"). This topic requires that companies account for awards of equity instruments issued to employees under the fair value method of accounting and recognize such amounts in their statements of operations. Under this topic, we are required to measure compensation cost for all stock-based awards at fair value on the date of grant and recognize compensation expense in our consolidated statements of operations over the service period that the awards are expected to vest.
The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of FASB ASC Topic 718, "Share-Based Payment"
(previously "SFAS 123(R)"). Under this topic Common stock issued to non-employees in exchange for services is accounted for based on the fair value of the services received.



			34



(k)	Foreign Currency Translation

The Company translates foreign currency transactions and balances to its reporting currency, United States dollars, in accordance with SFAS No. 52, "Foreign Currency
Translation". Monetary assets and liabilities are translated into the functional currency at the exchange rate in effect at the end of the year. Non-monetary assets and liabilities are translated at the exchange rate prevailing when the assets were acquired or the liabilities assumed. Revenues and expenses are translated at the rate approximating the rate of exchange on the transaction date.
All exchange gains and losses are included in the determination of net income (loss) for the year.

(l)	Reclassifications

Certain items in the prior year financial statements have been reclassified for comparative purposes to conform to the presentation in the current period's presentation.
These reclassifications have no effect to the previously reported income (loss).

(m)	Change in Reporting Year

The Company adopted March 31 as its fiscal year end from September 30 in 2008.

(n)	Recently Issued Accounting Pronouncements
The adoption of these accounting standards had the following impact on the Company's statements of income and financial condition:

-	FASB ASC Topic 855, "Subsequent Events". In May
2009, the FASB issued FASB ASC Topic 855, which establishes general standards of accounting and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this Statement sets forth : (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This FASB ASC
Topic should be applied to the accounting and disclosure of subsequent events. This FASB ASC Topic does not apply to subsequent events or transactions that are within the scope of other applicable accounting standards that provide different guidance on the accounting treatment for subsequent events or transactions. This FASB ASC Topic was effective for interim and annual periods ending after June 15, 2009, which was June 30, 2009 for the Corporation.
The adoption of this Topic did not have a material impact on the Company's financial statements and disclosures.




			35



-	FASB ASC Topic 105, "The FASB Accounting Standard
Codification and the Hierarchy of Generally Accepted
Accounting Principles". In June 2009, the FASB issued FASB ASC Topic 105, which became the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of this FASB ASC Topic, the Codification will supersede all then-existing non-
SEC accounting and reporting standards. All other non-SEC accounting literature not included in the Codification will become non-authoritative. This
FASB ASC Topic identify the sources of accounting principles and the framework for selecting the principles used in preparing the financial statements of nongovernmental entities that are presented in conformity with GAAP. Also, arranged these sources of GAAP in a hierarchy for users to apply accordingly. In other words, the GAAP hierarchy will be modified to include only two levels of GAAP: authoritative and non-authoritative.
This FASB ASC Topic is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of this topic did not have a material impact on the Company's disclosure of the financial statements

-	FASB ASC Topic 320, "Recognition and Presentation of
Other-Than-Temporary Impairments". In April 2009, the FASB issued FASB ASC Topic 320 amends the other-than-temporary impairment guidance in GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FASB
ASC Topic does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The FASB ASC Topic shall be effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March
15, 2009. Earlier adoption for periods ending before March 15, 2009, is not permitted. This FASB ASC
Topic does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, this FASB ASC Topic requires comparative disclosures only for periods ending after initial adoption. The adoption of this Topic did not have a material impact on the Company's financial statements and disclosures.

The Company is evaluating the impact that the following recently issued accounting pronouncements may have on its financial statements and disclosures.




			36




-	FASB ASC Topic 860, "Accounting for Transfer of
Financial Asset"., In June 2009, the FASB issued additional guidance under FASB ASC Topic 860,
"Accounting for Transfer and Servicing of Financial
Assets and Extinguishment of Liabilities", which improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. The Board undertook this project to address (i) practices that have developed since the issuance of FASB ASC Topic 860, that are not consistent with the original intent and key requirements of that statement and (ii) concerns of financial statement users that many of the financial assets (and related obligations) that have been derecognized should continue to be reported in the financial statements of transferors. This additional guidance requires that a transferor recognize and initially measure at fair value all assets obtained
(including a transferor's beneficial interest) and liabilities incurred as a result of a transfer of financial assets accounted for as a sale. Enhanced disclosures are required to provide financial statement users with greater transparency about transfers of financial assets and a transferor's continuing involvement with transferred financial assets. This additional guidance must be applied as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. This additional guidance must be applied to transfers occurring on or after the effective date.

-	FASB ASC Topic 810, "Variables Interest Entities".
In June 2009, the FASB issued FASB ASC Topic 810, which requires an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a variable interest entity.
This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has both of the following characteristics: (i)The power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance and (ii)The obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a variable interest entity operates as designed when determining whether it has the power to direct the activities of the variable interest entity that most significantly impact the entity's economic performance. This FASB
Topic requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity and eliminate the quantitative approach previously required for determining the primary beneficiary of a variable interest entity, which was based on determining which enterprise absorbs the majority of the entity's expected losses, receives a majority of the entity's expected residual returns, or both. This FASB ASC Topic shall be effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited.


			37




-	FASB ASC Topic 820, "Fair Value measurement and
Disclosures", an Accounting Standard Update. In
September 2009, the FASB issued this Update to amendments to Subtopic 82010, "Fair Value
Measurements and Disclosures". Overall, for the fair value measurement of investments in certain entities that calculates net asset value per share (or its equivalent). The amendments in this Update permit, as a practical expedient, a reporting entity to measure the fair value of an investment that is within the scope of the amendments in this Update on the basis of the net asset value per share of the investment (or its equivalent) if the net asset value of the investment (or its equivalent) is calculated in a manner consistent with the measurement principles of Topic 946 as of the reporting entity's measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with Topic 820. The amendments in this Update also require disclosures by major category of investment about the attributes of investments within the scope of the amendments in this Update, such as the nature of any restrictions on the investor's ability to redeem its investments at the measurement date, any unfunded commitments (for example, a contractual commitment by the investor to invest a specified amount of additional capital at a future date to fund investments that will be made by the investee), and the investment strategies of the investees. The major category of investment is required to be determined on the basis of the nature and risks of the investment in a manner consistent with the guidance for major security types in GAAP on investments in debt and equity securities in paragraph 320-10-50-lB. The disclosures are required for all investments within the scope of the amendments in this Update regardless of whether the fair value of the investment is measured using the practical expedient. The amendments in this Update apply to all reporting entities that hold an investment that is required or permitted to be measured or disclosed at fair value on a recurring or non recurring basis and, as of the reporting entity's measurement date, if the investment meets certain criteria The amendments in this Update are effective for the interim and annual periods ending after December 15, 2009. Early application is permitted in financial statements for earlier interim and annual periods that have not been issued.

-	FASB ASC Topic 740, "Income Taxes", an Accounting
Standard Update. In September 2009, the FASB issued this Update to address the need for additional implementation guidance on accounting for uncertainty in income taxes. The guidance answers the following questions: (i) Is the income tax paid by the entity attributable to the entity or its owners? (ii) What constitutes a tax position for a pass-through entity or a tax-exempt not-for-profit entity? (iii) How should accounting for uncertainty in income taxes be applied when a group of related entities comprise both taxable and nontaxable entities? In addition, this Updated decided to eliminate the disclosures required by paragraph 740-
10-50-15(a) through (b) for nonpublic entities. The implementation guidance will apply to financial statements of nongovernmental entities that are




			38




presented in conformity with GAAP. The disclosure amendments will apply only to nonpublic entities as defined in Section 740-10-20. For entities that are currently applying the standards for accounting for uncertainty in income taxes, the guidance and disclosure amendments are effective for financial statements issued for interim and annual periods ending after September 15, 2009.

Note 3. Related Party Transactions

During the period ended December 31, 2009, directors of the company charged the following expenses to the Company:

Management fees				$135,000
Loan interest				   4,755

Note 4. Common Stock

For the Year Ended March 31, 2009

Shares Subscriptions

On April 8, 2008, the Company entered into an agreement to issued 1,600,000 units at $0.05 per unit with Darfield
Financial Corp. for an aggregate amount of $80,000. Each unit consists of one common share and one half warrant exercisable at $0.05 per share on or before April 7, 2011.

On May 30, 2008, the Company entered into a private placement agreement to issue 1,111,112 common stock at $0.09 per share for proceeds of $100,000 to two accredited investors and to issued 555,556 common stock to each investor.

Shares For Debt Settlements

On June 17, 2008, the Company approved the issuance of 1,000,000 units at $0.06 per share to settle amounts due to a director of the Company totaling $60,000. Each unit contains one common share and one share warrant exercisable at $0.06 per share on or before June 16, 2011.

On July 8, 2008, the Company approved the issuance of 1,000,000 units at $0.05 per share to settle amounts due to a director of the Company totaling $50,000. Each unit contains one common share and one share warrant exercisable at $0.05 per share on or before July 7, 2011.

On January 9, 2009, the Company approved the issuance of 8,000,000 common shares at $0.005 per share to settle amounts due to a director of the Company totaling $40,000.

On February 26, 2009, the Company has signed agreement with existing warrant options holders to cancel all existing warrant options available to the Company.


			39



For The Nine Months Ended December 31, 2009

Shares For Debt and Service Settlements

On April 22, 2009, the Company approved the issuance of 4,000,000 common shares at $0.005 per share to settle amounts due to a debtor of the Company totaling $20,000.

On July 31, 2009, the Company approved the issuance of 7,600,000 common shares at $0.02 per share for services provided by several professionals for a 12 months period totaling $152,000.

On September 14, 2009, the Company entered into a definitive agreement with the Chief Executive Officer and director of the Company for the issuance of share purchase warrants for executive compensation, with a term of five years expiring September 14, 2014, exercisable at $0.01 per share, for 7,500,000 shares of common stock with a cashless exercise provision. The Company recognized $94,242 in stock based compensation expense for the issuance of these warrants.

Note 5. Warrants

During February 2009, the Company received signed consent agreements with all existing warrant holders that cancel the entire balance of 7,058,823 outstanding warrants as of February 2009.

Note 6. Stock Options and Stock Based Compensation

During 2006, the Company authorized a share option plan under which employees were granted options to purchase shares of authorized but unissued, common shares. During the years ended March 31, 2009 and 2008, all options issued in this plan were either forfeited as options went unexercised due to employee terminations or cancelled via signed consent agreements with all remaining option holders.

There was no compensation charge associated with stock options included in the statement of operations for the nine months ended December 31, 2009 and 2008.

Note 7. Convertible Note

On September 14, 2009, the Company received $197,158 in convertible subordinated notes from investors and a related party. These notes carries an 5% annual interest rate with both principle and accrued interest payable on October 1, 2011. At the holders discretion these notes and any accrued interest may be converted into common shares at $0.01 per share.



			40



Under FASB ASC Topic 815, "Derivatives and Hedging", this convertible note does not meet the definition of a "conventional convertible debt instrument" since the debt has a beneficial conversion feature. Therefore, the convertible debenture is considered "non-conventional", which means that the conversion feature must be bifurcated from the debt and shown as a separate derivative liability.
The Company recognized a derivative liability of $197,158 during the period, with an offset to debt discount in the same amount.

Note 8. Contingencies

Agreement

On December 11, 2006 and December 12, 2006, the Company entered into two marketing agreements in which the Company would pay $1,000,000 and issue 1,000,000 common shares.
During the year ended March 31, 2008, the Company paid
$250,000 in respect to the cash portion of the agreements and had issued 1,000,000 common shares of the Company. The
1,000,000 shares issued were not released to the marketing company as it has not commenced its branding and marketing efforts and the contract has expired. The 1,000,000 shares have been returned back to treasury. The $250,000 is classified as an Advance on Marketing Agreements on the balance sheet. The Company is currently re-negotiating new terms on this agreement.

Legal

On October 11, 2006, the Company was named as a co-defendant in a lawsuit whereby the plaintiffs were claiming general damages, with respect to funds totaling approximately $94,000 which were allegedly misappropriated, interest, costs and such further and other relief as the court may deem just. Management of the Company believed the claim was without merit and was unlikely to succeed. The
Company filed a statement of defense denying the allegations and a counterclaim for defamation. The court ordered a severance of the action, and required the plaintiffs to prove their damages, before proceeding to trial on issues of liability. The lawsuit by the plaintiffs was dismissed on October 6, 2008.

Aquaduct International. LLC v. Wataire International, Inc.
et. AI. This litigation was commenced on December 11, 2008 by the Company's former distributor over the alleged purchase of certain atmospheric water machines. On July 20, 2009, the Company answered the lawsuit and filed a cross-complaint against the plaintiff for Breach of Contract and Intentional Interference. On February 2, 2010 a confidential settlement agreement and release was effectuated between the parties. The Complaint and cross complaint have been dismissed by the parties with prejudice.

Note 9.  Inventory
At December 31, 2009 and March 31, 2009, inventories are comprised of finished water-from-air machines totaling
$250,456, and $250,456, respectively.



			41




Note 10. Intangibles

On April 25, 2007, the Company entered into an agreement to acquire all of the intellectual property ("IP") relating to a water treatment process and related devices for water-from-air machines from Wataire Industries Inc., Canadian
Dew Technologies Inc., Terrence Nylander and Roland
Wahlgren. Mr. Nylander was at the time of signing the agreement and currently, the President of the Company.
Consideration for the purchase of the IP was $476,190 (CAD
$500,000), which was paid on March 31, 2007, the issuance of 4,800,000 shares of common stock of the Company, the agreement by the Company to pay a royalty equal to 5% of the gross profits from the sales of all apparatus or products relating to the IP for a period of 30 years from April 25, 2007 and a royalty equal to 5% of gross licensing revenues on the IP. This consideration is in addition to the 11,000,000 shares of common stock previously issued for the license rights as disclosed in the Company's annual
September 30, 2006 audited consolidated financial statements. The IP acquisition was completed in July 2007.

The IP acquired by the Company includes all copyrights, patent rights, trade secret rights, trade names, trademark rights, process information, technical information, contract rights and obligations, designs, drawings, inventions and all other intellectual and industrial property rights of any sort related to or associated with the invention.

The intangibles consist of patents and trademark applications of $31,434 and the cost of the acquisition of IP Technology of $2,546,062 as describe below.


Patents, Trademark applications 			$   31,434

4,800,000 shares issued to Wataire Ecosafe
and Canadian Dew Technologies				$   960,000
Cash consideration					    476,190
Remaining license rights including
11,000,000 shares issued to Wataire Ecosafe	          1,109,872
							 __________
							  2,546,062


Note 11. Deferred Revenue

As of December 31, 2009 and March 31, 2009, deferred revenue totaled $160,924 and $189,067, respectively, consisting of cash payments made by customers in advance of product shipment. Revenue will be recognized when finished goods are shipped to the customer.




			42



Note 12. Income Taxes

The Company has losses for tax purposes totaling
$10,896,980 which may be applied against future taxable income. These losses begin to expire in 2027. The potential tax benefit arising from these losses has not been recorded in the consolidated financial statements. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance are reflected in current operations.

Note 13 - Subsequent Events Review

The Company has evaluated all subsequent events through February 18, 2010, the date this Quarterly Report on Form
10-Q was filed with the SEC. There were no recognized or unrecognized events that require disclosure as significant subsequent events.


Item 2.  Management's Discussion and Analysis of Financial
Condition and Results of Operations.

General

Wataire is a Washington corporation incorporated on August 17, 2000. Wataire is currently in the development stage and has completed its acquisition of all of the intellectual property relating a water treatment process and devices for water-from-air machines. The agreements previously executed between the Company and Ecosafe have been terminated and cancelled and forms part of the current agreement. To this end, the Company's future results of operation will be highly dependent upon the success of its efforts to sell and market its products and technologies. The Company plans to sell its products to distributors and also through multiple indirect channels, such as resellers.

Results of Operations for the nine months periods ended December
31, 2009 and 2008.

The operating results and cash flows are presented for the nine months periods ended December 31, 2009 and 2008 and for the period of inception to December 31, 2009.

Revenues. For the nine months period ended December 31, 2009, we had total nil revenue compared to $174,540 for the nine months period ended December 31, 2008, a decrease of $174,540 from our sales of products.

Operating Expenses.  For the nine months period ended December
31, 2009, we had total operating expenses of $448,913 as compared to $505,675 for nine months period ended December 31, 2008. The decrease of $81,578.

Management Fees. For the nine months periods ended December 31, 2009 and 2008, we had same amount of management fees of $135,000.



			43




Professional Fees. For the nine months period ended December 31, 2009, we had professional fees of $94,199 as compared to $53,838 for the nine months period ended December 31, 2008, an increase of $40,361.Net Loss. The net loss for the nine months period ended December 31, 2009 was $445,273 as compared to $505,675 for the nine months period ended December 31, 2008, a decrease of $60,402.

Plan of Operation

We currently have minimal cash reserves.   Accordingly, our
ability to pursue our plan of operations is contingent on our being able to obtain funding for the development, marketing and commercialization of our products and services. Management plans, as soon as finances permit, to hire additional management and staff for its US-based operations especially in the areas of finance, sales, marketing, and investor/public relations. The Company may also choose to outsource some of its marketing requirements by utilizing a series of independent contractors based on the projected size of the market and the compensation necessary to retain qualified employees. The Company engaged a marketing firm to handle the Company's branding, marketing, advertising, media and public relations for the planned upcoming 2008 North American launch of its consumer product line of atmospheric water generators. The term of the engagement is for one year, and the Company has paid the marketing firm $250,000 and issued 1,000,000 shares of common stock that has been registered on Form S-8 for their services. The marketing agreements expired and the Company has not commenced its branding and marketing efforts and therefore the shares were not released by the Company. The Company is currently re-negotiating the terms of its agreements with the marketing firm.

To achieve our new operational plan, we will need to raise substantial additional capital for our operations through licensing fees and product sales, sale of equity securities and/or debt financing. We have no cash to fund our operations at this time, so we plan to sell licenses and products, offer common stock in private placements as well as seeking debt financing during the next 12 months to raise up to $8,000,000. We believe the proceeds from such efforts will enable us to expand our operations, buy inventory and start our marketing campaign.

Due to the "start up" nature of the Company's business, the Company expects to incur losses as the Company conducts its ongoing research, product and systems development programs. We will require additional funding to continue our operations, for marketing expenses, to pursue regulatory approvals for our products, for any possible acquisitions or new technologies, and we may require additional funding to establish manufacturing capabilities in the future. We may seek to access the public or private equity markets whenever conditions are favorable. We may also seek additional funding through strategic alliances or collaborate with others. We cannot assure you that adequate funding will be available on terms acceptable to us, if at all. Because we are presently in the early stages of development and promotional stages of our business, we can provide no assurance that we will be successful with our efforts to establish any revenue. In order to pursue our existing operational plan, we are dependent upon the continuing sales and financial support of creditors and stockholders until such time when we are successful in raising debt/equity capital to finance the operations and capital requirements of the Company or until such time that we can generate sufficient revenue from our various divisions.



			44



Liquidity and Financial Resources

The Company remains in the development stage since inception.
 Operations were financed through proceeds from sales and the issuance of equity and loans from directors. The directors have also advanced funds into the Company to cover cash flow deficiencies. The advances have no stated repayment terms. These funds were used to pay inventory, services, legal and accounting expenses along with several other miscellaneous operational infrastructure costs.

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. At December 31, 2009, we have been unsuccessful in our efforts to raise additional capital to meet our plan of operations. Our cash position as of December 31, 2009 was $4,263. Since inception, we have recognized no significant revenue. We have accumulated operating losses of $10,896,980. At the present time, and over the next twelve months, our primary focus will be to develop our marketing plan, new initiatives and operational plan to establish sales and to explore various methods for raising additional funds.

Critical Accounting Policies

The Company's discussion and analysis of its financial condition and results of operations are based upon the Company's financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of the financial statements requires the Company to make estimates and judgments that affect the reported amount of assets, liabilities, and expenses, and related disclosures of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates, including those related to intangible assets, income taxes and contingencies and litigation. The Company bases its estimates on historical experience and on various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.




			45





DISSENTERS' OR APPRAISAL RIGHTS

      Under Washington law, our stockholders do not have any dissenters' or appraisal rights with respect to the approval of the Articles of Amendment to increase our authorized common stock.

INDEPENDENT AUDITORS

	A representative of Gruber & Company, LLC, the Company's independent registered public accounting firm is not expected to be present at the Special Meeting.


AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

	THIS PROXY STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ROBERT ROSNER, CHIEF EXECUTIVE OFFICER, WATAIRE INTERNATIONAL, INC., 21900 BURBANK BLVD., 3RD FLOOR, WOODLAND HILLS, CA 91367. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JULY 15, 2010.

OTHER MATTERS

	The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

	It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Robert Rosner
Woodland Hills, California
Robert Rosner,
Chairman and Chief Executive Officer
June 24, 2010



FORM OF  PROXY FOR SPECIAL MEETING OF
WATAIRE INTERNATIONAL, INC.
21900 BURBANK BLVD., 3RD FLOOR
WOODLAND HILLS, CA 91367
 (877) 602-8985

 SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF WATAIRE
INTERNATIONAL, INC.

         THE UNDERSIGNED hereby appoint(s) Robert Rosner, with full power of substitution, to vote at the Special Meeting of Stockholders of Wataire International, Inc., a Washington corporation (the "Company"), to be held on July 27, 2010, at 9:00 A.M., Eastern Standard Time, at Suite 300, 1120 20th Street, NW, South Tower, Washington, DC 20036, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:

PROPOSAL (1):         APPROVE AMENDMENT TO THE COMPANY'S
ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK
FROM 100,000,000 SHARES TO 500,000,000 SHARES.

(    )   For       (    ) Against          (    ) Abstain

PROPOSAL (2):         TRANSACT SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING.

(    )   In their discretion, the proxy-holders are
         authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

(    )   Withhold Authority

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF
NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1)
AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)

  Please sign, date
  and promptly
  return this Proxy
  in the enclosed
  envelope.



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Signature                                 Date



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Signature                                 Date














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EXHIBIT A

UBI Number:

Washington Profit Corporation
See attached detailed instructions

(   )	Filing Fee $30.00
(   )	Filing Fee with Expedited Service $50.00



Page 1 of 1
STATE OF WASHINGTON SECRETARY OF STATE


APD

ARTICLES OF AMENDMENT

Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State) Wataire International, Inc.

SECTION 2

AMENDMENTS were adopted on this DATE:  July , 2010

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

1:1	Board of Directors (shareholder action was not required)
( X )	Duly approved by shareholders in accordance with 23B.10.030 and
        23B.10.040 RCW

1:1	Incorporators (shareholder action was not required)

SECTION 4
AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)
Article II, Section 2.1 Authorized Capital, of the Articles of
Incorporation is amended as set forth in the Attachment.
SECTION 5
EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following)

(  )  Upon filing by the Secretary of State
(  )  Specific Date:	(Specified effective date must be within 90 days
      AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)


SECTION 6

SIGNATURE (see instructions page)

This document is hereby executed under penalties of perjury, and is, to the best of my knowledge, true and correct.
X

Signature	Printed Name/Title	Date	Phone Number

Profit Corporation - Amendment	Washington Secretary of State	Revised 02/09


ATTACHMENT

Section 2.1 of Article II is amended to read in its entirety as follows:

      2.1.	Authorized Capital

      The total number of shares that this corporation is authorized to issue is 520,000,000, consisting of 500,000,000 shares of common stock, having a par value of $0.0001 per share, and 20,000,000 shares of Preferred Stock, having a par value of $0.0001 per share. The common stock is subject to the rights and preferences of the Preferred Stock as set forth below.



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